UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

   Date of Report (date of earliest event reported): February 1, 2007

                        NEPTUNE INDUSTRIES, INC.
           (Exact Name of Registrant as Specified in Its Charter)

   Florida                        000-32691                       65-0838060
(State or Other Jurisdiction (Commission File Number)         I.R.S. Employer
of Incorporation) 							Identification No.)

                          21218 St. Andrews Boulevard
                                  Suite 645
                            Boca Raton, FL 33433
                   (Address of principal executive offices)

                               (561)-482-6408)
                         (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[  ]	Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))















SECTION  4  Matters Related to Accountants and Financial Statements

Item 4.01   Changes in Registrant?s Certifying Accountant.

On December 29, 2006, the Registrant was advised by letter dated December 19, 2007 that its former certifying accountants, Dohan & Company, CPAs of Miami, Florida, that it would not continue its engagement as the Registrant?s certifying accountant. The letter dated December 19, 2006 from the former certifying accountants, the reasons for the termination of the relationship, and the Registrant?s response, were all included in the Registrant?s Form 10-QSB/A for the quarter ended September 30, 2006, filed with the SEC on January 5, 2007, within four business days as required by Item 4.01(a) of Form 8-K. Filing of the Item 4.01(a) disclosure on the Form 10-QSB/A on January 5, 2007, within four business days of December 29, 2006, is specifically allowed under Rule 12b-2 issued by the SEC under the Securities Exchange Act of 1934.

On February 1, 2007, the Registrant engaged Berman, Hopkins, Wright & LaHam, CPAs and Associates, LLP, of Winter Park and Viera, Florida, as its certifying accountants. Berman, Hopkins, Wright & LaHam is a registered accounting firm with the Public Company Accounting Oversight Board.

The Registrant has not consulted Berman, Hopkins, Wright & LaHam regarding:

1.	The application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant?s financial statements, and no written or oral advice was provided that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue; or
2.	Any matter that was the subject of a disagreement or event identified in response to Item 4.01(a)(1) of Form 8-K was disclosed in Registrant?s Form 10-QSB/A filed on January 5, 2007.

The Registrant?s former certifying accountants did not complete its review of the Form 10-QSB and Form 10-QSB/A for the period ended September 30, 2006 as filed with the SEC. Registrant has requested Berman, Hopkins, Wright & LaHam, as its new certifying accountants, to review the Form 10QSB/A as filed And Registrant will file an amendment to such filing in the event of any matters which arise as a result of that review by Berman, Hopkins, Wright & LaHam.

Registrant previously filed a copy of the letter dated December 19, 2006 from its former accountants as an exhibit to the Form 10QSB/A, to which Registrant responded in that report in compliance with Item 4.01(b) of Form 8-K. As a result, Registrant is not required to provide copies of this disclosure of the retaining of a new certifying accountant to its former accountants under Item 4.01(a)(3). Registrant has provided a copy of this disclosure to its new certifying accountants, Berman, Hopkins, Wright & LaHam prior to the filing of this report with the SEC

SECTION  9.    FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (a)     Financial  Statements.
             ----------------------

     None.

     (b)     Exhibits.

     None

This report on Form 8-K may contain forward-looking statements that involve risks and uncertainties, as well as assumptions that, if they never materialize or prove incorrect, could cause the results of the Company to differ materially from those expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including any projections of revenue, expenses, earnings or losses from operations or investments, or other financial items; any statements of the plans, strategies and objectives of management for future operations; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. The risks, uncertainties and assumptions referred to above include risks that are described from time to time in our Securities and Exchange Commission, or the SEC, reports filed before this report.

We use words such as anticipates, believes, expects, future, intends and similar expressions to identify forward-looking statements. Our actual results could differ materially from those projected in the forward-looking statements for any reason. We caution you that forward-looking statements of this type are subject to uncertainties and risks, many of which cannot be predicted or quantified.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized officer.

Date: February 6, 2007


                            NEPTUNE INDUSTRIES, INC.



                            By /s/ Ernest Papadoyianis
                              --------------------------------
                                Ernest Papadoyianis
                                President